Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                      In connection with the Annual Report of Hemisphere Energy Corporation (the “Company”) on Form 20-F for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dorlyn Evancic, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dorlyn Evancic
Dorlyn Evancic
Chief Financial Officer

April 29, 2015

                      A signed original of this written statement required by Section 906 has been provided to Hemisphere Energy Corporation and will be retained by Hemisphere Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.